Exhibit 99.1

Hubbell to Acquire NSI Industries

•	A leading manufacturer of electrical fittings, connectors, components and wire management products serving industrial, infrastructure and commercial end markets

•	Complementary product offerings enhance Hubbell’s Electrical Solutions portfolio

•	Attractive financial profile expected to be accretive to Hubbell and HES adjusted operating margins and long-term organic growth

•	$3.0 billion transaction to be financed with cash on hand and debt; purchase price represents ~15.5x anticipated 2026 EBITDA

•	Anticipate adjusted EPS accretion in 2026

Hubbell Incorporated (NYSE: HUBB) today announced it has entered into a definitive agreement to acquire NSI Industries, a portfolio company of Sentinel Capital Partners and a leading provider of electrical fittings, connectors, components and wire management products, for $3.0 billion in cash, subject to customary adjustments.

“We are excited to add a high growth business in NSI to Hubbell’s Electrical Solutions portfolio,” said Gerben Bakker, Chairman, President and CEO. “As electrification megatrends drive attractive growth across the electrical industry over the next several years, NSI offers highly complementary products and industry-leading brands to our HES portfolio across strategic growth verticals including light industrial, datacenter and network infrastructure applications. The acquisition of NSI fits clearly with our long-term strategy to grow our offering of critical infrastructure solutions to our core electrical and utility customers.”

Mark Mikes, President of Hubbell Electrical Solutions, added, “NSI has demonstrated strong organic growth in line with higher growth areas of our HES portfolio over the last several years, and its operating margins are expected to be accretive to the segment. As we continue accelerating our successful segment unification strategy over the next several years, we are confident that the addition of a high growth business in NSI will provide enhanced opportunities for cross-selling, channel conversions, growth across strategic verticals and manufacturing efficiencies.”

NSI anticipates 2026 revenue of approximately $570 million. Hubbell expects the acquisition to be accretive to adjusted EPS in 2026.

The transaction is anticipated to close in mid-2026, subject to the satisfaction of customary closing conditions, including receipt of required regulatory approval. Hubbell plans to finance the transaction with a combination of cash on hand and debt and has obtained fully committed bridge financing from JPMorgan Chase Bank, N.A., Bank of America, N.A., and HSBC Bank USA, N.A. subject to the agreed-upon terms and conditions among the foregoing parties and Hubbell.

Advisors

Harris Williams is serving as financial advisor to Hubbell, and Wachtell, Lipton, Rosen & Katz is serving as legal advisor. Lincoln International LLC is serving as financial advisor to NSI Industries and Sentinel Capital Partners, and Kirkland & Ellis LLP is serving as legal advisor.

About Hubbell

Hubbell Incorporated is a leading manufacturer of utility and electrical solutions enabling customers to operate critical infrastructure safely, reliably and efficiently. With 2025 revenues of $5.8 billion, Hubbell solutions electrify economies and energize communities. The corporate headquarters is located in Shelton, CT.

About NSI Industries

NSI Industries is a leading manufacturer and supplier of over 15,000 branded electrical products that are sold to over 2,000 distributors in North America. NSI Industries is made up of a portfolio company of well-respected brands including Bridgeport fittings, Polaris connectors and Tork timers. NSI Industries is headquartered in Huntersville, North Carolina.

About Sentinel Capital Partners

Sentinel is a leading midmarket private equity firm. Working collaboratively with portfolio companies, Sentinel offers operational resources and strategic advice that help its management teams solve challenges, capitalize on opportunities, and build stronger, more valuable businesses. Sentinel also provides junior capital solutions as a minority investor. Sentinel focuses on niche markets across the business services, consumer, healthcare services, and industrial sectors. Since its inception in 1995, Sentinel has raised more than $11.2 billion of capital.

Contacts:

For Hubbell:

Dan Innamorato

Hubbell Incorporated

40 Waterview Drive

P.O. Box 1000

Shelton, CT 06484

(475) 882-4000

Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding anticipated growth, changes in operating results, market conditions and economic conditions, our strategy, and statements regarding the consummation of the proposed transaction and receipt of required regulatory approvals and the anticipated benefits to Hubbell thereof, as well as the timing for the proposed transaction to close and become accretive to Hubbell’s and HES’s adjusted operating margins, accretive to adjusted EPS and long-term organic growth, opportunities for cross-selling and channel conversions, as well as projected NSI 2026 adjusted EBITDA and revenues, are forward-looking statements. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “plan”, “estimated”, “predict”, “target”, “should”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or the Company’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the impact of and substantial uncertainty regarding the duration of existing and newly announced trade tariffs, import quotas or other trade actions, restrictions or measures taken by the United States, China, Mexico, the United Kingdom, member states of the European Union, and other countries, including the recent and ongoing potential changes in U.S. trade policies, that may be made by the current or a future presidential administration and changes in trade policies in other countries made in response to changes in the U.S. trade policies; the general impact of inflation on our business, including the impact on raw materials costs, elevated interest rates and increased energy costs and our ability to implement and maintain pricing actions that we have taken to cover higher costs and protect our margin profile; economic and business conditions in particular industries, markets or geographic regions, as well the potential for macro-economic effects of the U.S. government federal deficit, and continued inflation, a significant economic slowdown, stagflation or recession; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; supply chain disruptions and availability, costs and quantity of raw materials, purchased components, energy and freight; changes in demand for our products, market conditions, product quality, or product availability adversely affecting sales levels; ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; continued softness in the grid automation market of Utility Solutions and residential market of Electrical Solutions; failure to achieve projected levels of efficiencies, and maintain cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans; failure to comply with import and export laws; changes relating to impairment of our goodwill and other intangible assets; inability to access capital markets or failure to maintain our credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; regulatory issues, and extensive worldwide changes to the taxation of multinational enterprises, including global minimum tax rules under the Organisation for Economic Co-operation and Development’s Pillar Two initiative and potential modifications to corporate taxation by the U.S. government, including adjustments to tax rates, deduction limitations, cross-border tax provisions, and administrative guidance; a major disruption in one or more of our manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in our relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect our results of operations; the impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including increases in interest rates and changes in plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of our control; changes in strategy due to economic conditions or other conditions outside of our control affecting anticipated future global product sourcing levels; ability to carry out future acquisitions and strategic investments in our core businesses as well as the acquisition related costs; the ability of government customers to meet their financial obligations; political unrest and military actions in foreign countries, including the conflicts in Ukraine and the Middle East and trade tensions with China, as well as the impact on world markets and energy supplies and prices resulting therefrom, including the U.S.-Israel-Iran conflict, which has had substantial effects on global trade, the energy markets and the financial markets; the impact of potential natural disasters or additional public health emergencies on our financial condition and results of operations; failure of information technology systems, cybersecurity breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to our operations or adversely affect our internal control over financial reporting; incurring significant and/or unexpected costs to avoid, manage, defend and litigate intellectual property matters; future repurchases of common stock under our common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies; improper conduct by any of our employees, agents or business partners that damages our reputation or subjects us to civil or criminal liability; our ability to hire, retain and develop qualified personnel; the ability to successfully manage and integrate acquired businesses, such as the acquisitions of Alliance USAcqCo 2, Inc. (the Ventev business), Nicor, Inc. (the Nicor business), and Power Rose Acquisition, Inc. (the DMC Power business), as well as the failure to realize expected synergies and benefits anticipated when we make an acquisition due to potential adverse reactions or changes to business or employee relationships resulting from completion of the transaction, competitive responses to the transaction, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of an acquired business, diversion of management’s attention from ongoing business operations and opportunities, and litigation relating to the transaction; the impact of certain divestitures, including the benefits and costs of the sale of the residential lighting business; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; Hubbell and NSI’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all; failure to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto, including transaction costs and/or unknown or inestimable liabilities; risk factors related to the integration of NSI and the future opportunities and plans for the combined company; and other factors described in our Securities and Exchange Commission filings, including in the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements”, and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q. Any such forward-looking statements are not guarantees of future performance and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. Hubbell disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

Non-GAAP Disclosure

We believe non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses non-GAAP measures to compare our performance to that of prior periods for trend analyses and for budgeting, forecasting and planning purposes, among others.

We do not consider non-GAAP measures to be an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements.

In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. Adjusted EBITDA, adjusted operating margin and adjusted EPS are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that excludes, depreciation and amortization expense, other income (expense), net, interest expense, net, and the provision for income taxes. Adjusted EPS represents GAAP diluted EPS adjusted for the impact of amortization of all intangible assets associated with our business acquisitions, including inventory step-up amortization associated with such acquisitions, transaction, integration and separation costs associated with our business acquisitions and divestitures, and other non-recurring items. Reconciliations of the differences between these non-GAAP measures and the corresponding GAAP measures are not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the applicable GAAP measure in the relevant future period, such as unusual gains and losses, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, certain financing costs, and other structural changes or their probable significance. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of Hubbell.